Subsequent events	12 Months Ended
Sep. 30, 2022
Subsequent events
Subsequent events

Note 19 - Subsequent events

1. On September 30, 2022, an agreement was signed to divest 100% interest in FLS Mushroom to a third party for total cash consideration of RMB 24.1 million (approximately $3.4 million) on October 1, 2022. The transaction was completed on October 1, 2022.

2. On November 14, 2022, Ningbo Farmmi Baitong Trade Co., Ltd (“Ningbo Farmmi Trade”) was established under the laws of the PRC. Farmmi Agricultural owns 100% equity of Ningbo Farmmi Trade.

3. On December 30, 2022, Farmmi Food, a subsidiary of the Company, entered into a secured loan agreements with Huaneng Guicheng Trust Co., Ltd. borrowing RMB0.86 million ($0.12 million) as working capital with original maturity of December 28, 2024 at an annual effective interest rate of 16.56%. Principal repayment is required to be repaid on a monthly basis. This loan is guaranteed by a related party, Mr. Dehong Zhang, a legal representative of Farmmi Food.

4. On January 16,2023, Nongyuan Network, a subsidiary of the Company,obtained a secured loan from a local bank for a sum not exceeding RMB2.0 million ($0.3 million). This loan is guaranteed by a related party, Mr.Dehong Zhang, a legal representative of Farmmi Food.As of February 13, 2023, RMB2.0 million ($0.3 million) was released to the Company, with an annual effective interest rate of 5.13%and a maturity date of January 14, 2024.

5. On January 17, 2023, Farmmi Agricultural, a subsidiary of the Company, obtained a letter of credit from a local bank for a sum not exceeding RMB3.0 million ($0.4 million). No collateral is required for the letter of credit. As of February 13, 2023, RMB3.0 million ($0.4 million) was released to the Company, with an annual effective interest rate of 4.65% and a maturity date of  January 17, 2024.